EXHIBIT  99.1
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Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                             FOR IMMEDIATE RELEASE
                                             White Plains, New York
                                             November 13, 2008

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the NYSE Alternext US (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate.

Results of operations for the three months ended September 30, 2008:
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The Company's net income for the three months ended September 30, 2008 was $.91 per share (basic) compared to a net loss of $.03 per share (basic) for the three months ended September 30, 2007. The net income of $.91 per share includes a gain of $.83 per share from the sale by the Company of two properties. See Discontinued Operations below.

Continuing Operations:

Income from continuing operations was $.06 per share for the three months ended September 30, 2008 compared to a loss of $.04 per share for the three months ended September 30, 2007. This increase of $.10 per share is primarily attributable to the $.31 per share decrease in general and administrative expenses, partially offset by the $.13 per share decrease in investment income and the $.05 per share decrease in the Company's share of the income from joint ventures.

General and administrative expenses decreased by $.31 per share primarily as a result of the $.28 per share reversal of interest expense previously accrued in accordance with Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB No. 109" ("FIN 48"). Since the adoption of FIN 48 on January 1, 2007, the Company accrued interest related to tax positions for which the Company may have been required to pay a deficiency dividend to its shareholders and recorded this interest expense in general and administrative expenses. When the statute of limitations with respect to these tax positions lapsed in September, 2008, the Company reversed the $.28 per share interest accrual.

Investment income decreased by $.13 per share as a result of a nonrecurring distribution received in September, 2007 from the proceeds of sale from an investment capital fund in which the Company had an investment.

The Company has a 29% ownership interest in four joint ventures that own nine shopping mall properties and accounts for these investments under the equity method of accounting. The Company's share of the loss from joint ventures was $.04 per share for the three months ended September 30, 2008 compared to income of $.01 per share for the three months ended September 30, 2007. In addition, as further described in the Company's Form 10-Q for the quarter


Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                             FOR IMMEDIATE RELEASE
                                             White Plains, New York
                                             November 13, 2008

ended September 30, 2008, two of the joint ventures have defaulted on the payment of interest on the Company's mezzanine loans, and the Company is considering its options with respect to protecting its rights under these loans.

Discontinued Operations:

The total income from discontinued operations was $.85 per share for the three months ended September 30, 2008 compared $.01 per share for the three months ended September 30, 2007.

The three months ended September 30, 2008 includes a gain of $.81 per share from the sale of a package of 42 cooperative apartment units at Towne House in New Rochelle, New York and a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut.

Results of operations for the nine months ended September 30, 2008:
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The Company's net income for the nine months ended September 30, 2008 was $.43 per share compared to a net loss of $.48 per share for the nine months ended September 30, 2007. The net income of $.43 per share includes a gain of $.77 per share from the sale by the Company of two properties. See Discontinued Operations below.

Continuing Operations:

Loss from continuing operations was $.39 per share for the nine months ended September 30, 2008 compared to $.69 per share for the nine months ended September 30, 2007. This decrease of $.30 per share is primarily attributable to the $.31 per share decrease in general and administrative expenses, and the $.10 per share decrease in the Company's share of the loss from joint ventures, partially offset by the $.12 per share decrease in investment income.

General and administrative expenses decreased by $.31 per share primarily as a result of the $.26 per share reversal of interest expense previously accrued in accordance with FIN 48. As previously mentioned, the Company had accrued interest related to tax positions for which the Company may have been required to pay a deficiency dividend to its shareholders and recorded this interest expense in general and administrative expenses. When the statute of limitations with respect to these tax positions lapsed in September, 2008, the Company reversed the $.26 per share interest accrual.

The Company's share of the loss from joint ventures was $.15 per share for the nine months ended September 30, 2008 compared to $.25 per share for the nine months ended September 30, 2007. This decrease of $.10 per share is primarily attributable to the fact that the Company's basis in most of these investments has been reduced to zero. For the nine months ended September 30, 2008, losses on these investments are only recorded to the extent of

Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                             FOR IMMEDIATE RELEASE
                                             White Plains, New York
                                             November 13, 2008

their basis and thereafter, any distributions received on such investments are recorded in income.

Investment income decreased by $.12 per share as a result of a nonrecurring distribution received in September, 2007 from the proceeds of sale from an investment capital fund in which the Company had an investment.

Discontinued Operations:

The total income from discontinued operations was $.82 per share for the nine months ended September 30, 2008 compared to $.21 per share for the nine months ended September 30, 2007.

The nine months ended September 30, 2008 includes a gain of $.75 per share from the sale of a package of 42 cooperative apartment units at Towne House in New Rochelle, New York and a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut. The nine months ended September 30, 2007 included a gain of $.16 per share from the sale of the Cambridge Green property in Council Bluffs, Iowa and a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut.

Stock Repurchases
-----------------
During the nine months ended September 30, 2008, the Company purchased 31,032 shares of its Class A common stock for an average cost of $5.50 per share and 437,872 shares of its Class B common stock for an average cost of $5.64 per share. These shares were purchased during the months of May, June and July of 2008 and the purchase prices were at or about the market prices at the time of purchase.

Dividend Declared
-----------------
The Company has determined that it will pay a cash distribution for the fourth quarter of 2008 in the amount of $.08 per share on its Class A and Class B shares on December 31, 2008 to shareholders of record on December 10, 2008. This represents a 50% reduction in the Company's customary quarterly cash distribution of $.16 per share. The decision of the Board of Directors of the Company to reduce the dividend at this time recognizes, among other things, the adverse economic conditions currently affecting real estate markets, the existing defaults on two of the Company's mezzanine loans to its joint ventures and the desirability of conserving the Company's cash resources under these circumstances. The Board of Directors will review the Company's operating performance, liquidity and prospects, among other things, on a quarterly basis to determine its dividend policy for future periods.





Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                             FOR IMMEDIATE RELEASE
                                             White Plains, New York
                                             November 13, 2008



                                                                               RESULTS OF OPERATIONS
                                                                                    (Unaudited)
                                                              THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                                 SEPTEMBER 30,                       SEPTEMBER 30,
                                                            2008              2007              2008              2007
                                                            ----              ----              ----              ----
Gross revenues (excluding revenues from
  discontinued operations)                                 $1,692,000       $1,598,000        $5,013,000        $4,735,000
                                                        ==============    =============     =============     =============

Income (loss) from continuing operations                     $219,000        ($172,000)      ($1,455,000)      ($2,683,000)
                                                        --------------    -------------     -------------     -------------

Income from discontinued operations                            71,000           43,000           199,000            81,000
Net gain from sales of discontinued operations              2,893,000          -               2,893,000           736,000
                                                        --------------    -------------     -------------     -------------
Total income from discontinued operations                   2,964,000           43,000         3,092,000           817,000
                                                        --------------    -------------     -------------     -------------

Net Income (Loss)                                          $3,183,000        ($129,000)       $1,637,000       ($1,866,000)
                                                        ==============    =============     =============     =============


Per share of common stock (basic and diluted):
Income (loss) from continuing operations                        $0.06           ($0.04)           ($0.39)           ($0.69)
                                                        --------------    -------------     -------------     -------------

Income from discontinued operations                              0.02             0.01              0.05              0.03
Net gain from sales of discontinued operations                   0.83                -              0.77              0.18
                                                        --------------    -------------     -------------     -------------
Total income from discontinued operations                        0.85             0.01              0.82              0.21
                                                        --------------    -------------     -------------     -------------

Net Income (Loss) per Common Share - basic                      $0.91           ($0.03)            $0.43            ($0.48)
                                                        ==============    =============     =============     =============
                                   - diluted                    $0.90           ($0.03)            $0.43            ($0.48)
                                                        ==============    =============     =============     =============

Average shares outstanding - basic                          3,501,921        3,905,698         3,770,895         3,902,203
                                                        ==============    =============     =============     =============
                           - diluted                        3,533,118        3,905,698         3,770,895         3,902,203
                                                        ==============    =============     =============     =============

Cash distributions per common share                             $0.16            $0.16             $0.48             $0.48
                                                        ==============    =============     =============     =============











Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

--------------------------------------------------------------------------------

                                             FOR IMMEDIATE RELEASE
                                             White Plains, New York
                                             November 13, 2008



Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

   o generally adverse economic and business conditions, which may, among other things, (a) affect the demand for retail and office space at properties owned by the Company or which are security for loans made by the Company, (b) affect the availability and creditworthiness of prospective tenants and the rental rates obtainable at the properties, and (c) affect consumer demand for the products offered by the tenants at the malls owned by the joint ventures in which the Company is a member, which adversely affects the operating results and valuations of such malls;

   o adverse changes in the real estate markets, including a severe tightening of the availability of credit, which may adversely affect the ability of the Company or the joint ventures in which the Company is a member to sell, or refinance the mortgages on, their properties and which may also affect the ability of prospective tenants to rent space at these properties;

   o     general risks of real estate development, ownership and operation;

   o     governmental actions and initiatives; and

   o     environmental and safety requirements.

Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the Company's 2007 Annual Report on Form 10-KSB and subsequent quarterly reports on Form 10-Q. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number